UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	January 31, 2014

LEGG MASON

INVESTMENT COUNSEL

SOCIAL AWARENESS

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Investment Counsel Social Awareness Fund for the twelve-month reporting period ended January 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 28, 2014

II	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended January 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s second reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.7%. Unemployment fell to 7.5% in March 2013 and generally edged lower over the remainder of the period, falling to 6.6% in January 2014. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.0% in January 2014, close to its lowest level since 1978. On the upside, the number of longer-term unemployed fell, as roughly 35.8% of the 10.2 million Americans looking for work in January 2014 had been out of work for more than six months. In contrast, 37.7% had been out of work for more than six months in December 2013.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after rising the prior month, existing-home sales fell 5.1% on a seasonally adjusted basis in January 2014 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $188,900 in January 2014, up 10.7% from January 2013. The inventory of homes available for sale in January 2014 was 2.2% higher than the previous month at a 4.9 month supply at the current sales pace and 7.3% higher than in January 2013.

The manufacturing sector continued to expand, although it moderated toward the end of the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all twelve months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been

Legg Mason Investment Counsel Social Awareness Fund	III

Investment commentary (cont’d)

the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Legg Mason Investment Counsel Social Awareness Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high total return consisting of capital appreciation and current income.

The Fund invests primarily in common stocks and other equity securities of U.S. companies. The Fund targets a 30% investment (normally between 25% and 35%) in fixed-income securities, which are primarily investment grade and may be of any maturity. The Fund may also invest a portion of its assets in equity and debt securities of foreign issuers. The Fund emphasizes companies that both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

The Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization. Our rigorous stock selection process is based upon proprietary fundamental analysis combined with a top-down approach to portfolio construction. In selecting individual equity securities, we look for companies that we believe are undervalued and have above-average potential for growth. We seek to invest in companies that exhibit superior characteristics including solid long-term earnings growth, high sustainable profitability, quality management, sound capital structure, strong cash flow and reasonable valuation.

Our fixed-income investment selection process utilizes fundamental analysis and an assessment of relative value within the context of current market conditions, expected interest rate movements, changes in the shape of the yield curvei, and fluctuations in sector spreads. We employ a disciplined approach, constantly assessing market conditions in order to identify market anomalies.

For all securities in the Fund, we utilize our proprietary social research to determine whether, relative to other companies in their industry, considered companies make a positive contribution to society through their products and services and through the way they conduct business. Specifically, we focus on companies that:

•	Have fair and reasonable employment practices

•	Contribute to the general well-being of the citizens of their host communities and countries and have respect for human rights

•	Utilize strategies to minimize the negative impact of business activities on the environment

•	Do not manufacture nuclear weapons or other weapons of mass destruction or derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Do not derive more than 5% of their revenue from the production or sales of tobacco products

Q. What were the overall market conditions during the Fund’s reporting period?

A. At the beginning of 2013, the expectation was for continued modest economic recovery, low inflation, and a Federal Reserve Board (“Fed”)ii that remained accommodative, which is exactly what took place. While it was generally predicted that stocks would do well in such an environment, equity returns in developed markets around the world exceeded even optimistic

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	1

Fund overview (cont’d)

forecasts, with markets shaking off a U.S government’s sixteen-day partial shutdown which ended on October 16, 2013. The backdrop for these returns has been one of slowly improving economic growth in the U.S., manufacturing strength, and declining unemployment. This same backdrop caused the Fed to prepare investors for the onset of reduced monthly bond purchases which caused bonds to move in the opposite direction from stocks. The Fed’s action, as well as subdued growth out of China, led to a drop in the price of gold and many commodities as inflation appeared to become less of a risk.

The S&P 500 Indexiii rose 10.5% during the fourth quarter of 2013, up 32.39% for the year-ended 2013, with all ten sectors posting positive returns. The Barclays U.S. Aggregate Indexiv declined by a marginal 0.1% during the fourth quarter of 2013, for a year-end loss of 2.02%. The S&P 500 Index and the Barclays U.S. Aggregate Index, returned 21.52% and 0.12%, respectively, during the twelve-month ended January 31, 2014.

Heading into the first quarter of 2014, we are not looking for much change in the economy from what we saw in 2013, barring an unforeseen exogenous shock of some kind. The economy is becoming more self-sustaining, and we expect continued improvement in the labor markets, housing, and the auto sector. Inflation should remain subdued as energy costs come down and wage growth remains stagnant. As economies in other parts of the world strengthen, the outlook for U.S. exports becomes brighter as well. In our opinion, interest rates likely will move slowly higher but not sharply enough to choke off growth in a meaningful way. We believe that stocks will outperform bonds, although with returns in 2014 that likely are more modest than we experienced this past year.

Economy

The U.S. economy shrugged off the government’s sixteen-day partial shutdown early in the fourth quarter of 2013, and data consistently exceeded forecasts heading into year-end. The performance built on the surprising momentum established in the third quarter, which saw the U.S. gross domestic product (“GDP”)v advance at a 4.1% annualized rate of growth, the fastest pace in nearly two years. While inventory accumulation drove much of the recent gains, there are encouraging signs that suggest growth may be durable. Certainly the Fed thought as much given the Committee’s surprise announcement at its December meeting that it would taper the pace of the current bond buying program starting January 2014. In hindsight, it appears the program was a success since annualized GDP readings have steadily improved since quantitative easing (“QE”) began, moving from near-zero growth in the fourth quarter of 2012, to 1.1%, 2.5% and 4.1% for the first, second and third quarter of 2013, respectively. The second reading for the fourth quarter of 2013, released after the reporting period ended was 2.4%, as the impact from inventory building is not as pronounced.

Looking forward, the key to self-sustaining growth will be how well the economy handles the Fed’s reduction of stimulus, especially within the housing sector. When outgoing Fed Chairman Ben Bernanke first hinted in May that the Fed may tap the brakes on its stimulus campaign, the housing sector reacted negatively following the subsequent surge in mortgage rates. However, it currently seems as though the

2	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

economy is on sounder footing, primarily due to improvement in the employment picture. Payroll growth surprised to the upside for much of the past four months, averaging in excess of 200,000 jobs created per month since August. The unemployment rate fell faster than most expected to 6.6% in January 2014, from 7.7% when the period began. While this measure overestimates the improvement, since lackluster labor participation skews the number lower, it is important to follow since the Fed ties its “zero interest rate policy” on overnight rates to this piece of data. A more timely and accurate measure of health within the labor markets is weekly jobless claims, which remain in a steady downtrend. While wages have yet to meaningfully accelerate, fewer layoffs provide a lift to confidence that we expect will push the expansion forward.

Despite anecdotes of disappointing holiday sales and heavy discounting, retail sales in October and November were rather robust. In addition to the aforementioned improvement in the labor markets, tailwinds to the consumer included lower gas prices which bolstered disposable incomes, as well as surging equity and housing prices. The rising asset values serve to underpin confidence via the “wealth effect” which the Fed envisioned when they launched the third incarnation of QE. In addition, sales of automobiles reached a six year high in 2013. Manufacturing benefitted accordingly. Factory utilization is approaching the 80% mark that was last seen in early 2008, and overall manufacturing activity exhibited solid gains, with both production and new orders at healthy levels.

Even with all of this positive data, there remain concerns. Business investment and capital spending was uninspiring for much of 2013, fostering doubts that corporations will take the recovery to the next level by investing in their businesses via further hiring and innovation. The stronger than expected jump in non-military and aircraft durable goods orders in December was a pleasant surprise and hopefully is a sign for better business investment to come. We expect continued steady and slow improvement. The higher tax rates and impacts from sequestration are now knowable with regard to timing and amount, removing a degree of the fiscal drag that confronted the economy last year. While the Fed will be easing off the accelerator starting in January, they are far from tightening policy and remain accommodative. We believe firmer wages are required to take the consumer to the next level, which in turn will give companies the impetus to invest in even more people and equipment. Until then, we expect the economy will struggle to maintain an above-trend pace of growth, although the improvement is tangible.

Q. How did we respond to these changing market conditions?

A. The equity portion of the Fund was actively managed during the time period. Actions taken included:

•	During the first half of the year we increased the Fund’s exposure to the Health Care, Financials and Information Technology sectors and decreased exposure to the Consumer Discretionary sector.

•

During the second half of the year we increased the Fund’s exposure to the Consumer Discretionary, Financials and Information Technology sectors and decreased exposure to the Materials and Utilities sectors.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	3

Fund overview (cont’d)

•

Throughout the year, we maintained an overweight in the Health Care, Industrials and Information Technology sectors and an underweight in the Energy, Materials, Telecommunications and Utilities sectors.

In the fixed-income portion of the Fund we continued to reduce exposure to longer-dated securities and increased positions in the short and intermediate parts of the yield curve, driven by our forecast for higher interest rates by year-end. With relatively low yields and unattractive spreads in the first half of the year, purchases were primarily in short-term U.S. Treasury securities to keep cash invested and intermediate-term U.S. Agency securities to add some durationvii on any back-up in interest rates. Following the more significant move upward post-Chairman Bernanke’s signal in late May that a reduction to the bond purchase program could occur sooner rather than later, we shifted to spread product and, more specifically, corporate securities.

Performance review

For the twelve months ended January 31, 2014, Class A shares of Legg Mason Investment Counsel Social Awareness Fund, excluding sales charges, returned 12.31%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Index, returned 21.52% and 0.12%, respectively, for the same period. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)vii returned 14.81% over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 12.39% for the same period.

Performance Snapshot as of January 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	5.00%	12.31%
Class B2	4.42%	11.03%
Class C	4.61%	11.51%
Class I	5.12%	12.61%
S&P 500 Index	6.85%	21.52%
Barclays U.S. Aggregate Index	1.78%	0.12%
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)	5.38%	14.81%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	5.10%	12.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 581 funds for the six-month period and among the 573 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual Investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

4	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.30%, 2.41%, 1.98% and 1.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. In the equity portion of the Fund, our stock selection in the Financials, Consumer Staples and Utilities sectors contributed to relative performance. In terms of sector positioning, our overweighting in the Health Care and Industrials sectors and underweighting in the Energy and Utilities sectors also enhanced results. On an individual stock basis, the largest contributors to performance were Gilead Sciences Inc., V.F. Corporation, American Express Company, State Street Corporation and Google Inc.

In the fixed-income portion of the Fund, the leading contributor to performance was the duration underweight to the securitized sector, more specifically, to mortgage-backed securities (“MBS”). On an individual security basis, the largest contributors to return were several corporate issues in the Financials sector and a few MBS with limited extension risk.

Q. What were the leading detractors from performance?

A. In the equity portion of the Fund, our stock selection in the Information Technology, Industrials, Consumer Discretionary, Health Care and Materials sectors detracted from relative results. In terms of sector positioning, our overweighting in the Information Technology sector also detracted from performance. On an individual stock basis, the largest detractors from performance were Potash Corporation, Crown Castle International Corp., Tetra Tech Inc., eBay Inc. and Apple Inc.

In the fixed-income portion of the Fund, the leading detractor was the duration overweight to U.S. Agency securities. On an individual security basis, the largest

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	5

Fund overview (cont’d)

detractors from performance were longer-dated U.S. Treasury and Agency securities.

Thank you for your investment in Legg Mason Investment Counsel Social Awareness Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Ronald T. Bates

Portfolio Manager (Equity Portion)

Legg Mason Investment Counsel, LLC

Aimee M. Eudy

Portfolio Manager (Fixed-Income Portion)

Legg Mason Investment Counsel, LLC

February 18, 2014

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of January 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of January 31, 2014 were: Wells Fargo & Co. (2.6%), Estee Lauder Cos. Inc., Class A Shares (2.3%), U.S. Bancorp. (2.3%), CVS Caremark Corp. (2.3%), Arch Capital Group Ltd. (2.2%), Google Inc., Class A Shares (2.1%), State Street Corp. (2.1%), American Express Co. (2.1%), V.F. Corp. (2.0%) and TJX Cos. Inc. (2.0%). Please refer to pages 13 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2014 were: Financials (19.5%), Information Technology (15.0%), Health Care (11.5%), Consumer Discretionary (9.0%) and Energy (8.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the portfolio managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2014 and January 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2013 and held for the six months ended January 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,050.00	1.24%	$6.41	Class A	5.00%	$1,000.00	$1,018.95	1.24%	$6.31
Class B	4.42	1,000.00	1,044.20	2.32	11.95	Class B	5.00	1,000.00	1,013.51	2.32	11.77
Class C	4.61	1,000.00	1,046.10	1.98	10.21	Class C	5.00	1,000.00	1,015.22	1.98	10.06
Class I	5.12	1,000.00	1,051.20	1.00	5.17	Class I	5.00	1,000.00	1,020.16	1.00	5.09

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended January 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/14	12.31%	11.03%	11.51%	12.61%
Five Years Ended 1/31/14	12.85	11.85	12.15	13.17
Ten Years Ended 1/31/14	4.78	4.06	4.11	N/A
Inception* through 1/31/14	7.25	7.65	6.16	6.22

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/14	5.86%	6.03%	10.51%	12.61%
Five Years Ended 1/31/14	11.51	11.72	12.15	13.17
Ten Years Ended 1/31/14	4.16	4.06	4.11	N/A
Inception* through 1/31/14	6.96	7.65	6.16	6.22

Cumulative total returns
Without sales charges[1]
Class A (1/31/04 through 1/31/14)	59.51%
Class B (1/31/04 through 1/31/14)	48.84
Class C (1/31/04 through 1/31/14)	49.65
Class I (Inception date of 7/24/08 through 1/31/14)	39.60

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, February 2, 1987, May 5, 1993 and July 24, 2008, respectively.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Investment Counsel Social Awareness Fund vs. S&P 500 Index, Barclays U.S. Aggregate Index and Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)† — January 2004 - January 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares on January 31, 2004 assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index, Barclays U.S. Aggregate Index and the Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%). The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Schedule of investments

January 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 70.5%
Consumer Discretionary — 8.4%
Auto Components — 1.5%
BorgWarner Inc.	39,210	$2,105,577
Hotels, Restaurants & Leisure — 1.2%
Yum! Brands Inc.	26,755	1,796,598
Multiline Retail — 1.7%
Target Corp.	42,745	2,421,077
Specialty Retail — 2.0%
TJX Cos. Inc.	50,650	2,905,284
Textiles, Apparel & Luxury Goods — 2.0%
V.F. Corp.	50,365	2,943,834
Total Consumer Discretionary		12,172,370
Consumer Staples — 7.1%
Beverages — 0.7%
PepsiCo Inc.	12,645	1,016,152
Food & Staples Retailing — 2.3%
CVS Caremark Corp.	48,290	3,270,199
Food Products — 1.4%
Darling International Inc.	49,800	974,088 *
General Mills Inc.	20,810	999,296
Total Food Products		1,973,384
Household Products — 0.4%
Procter & Gamble Co.	7,780	596,104
Personal Products — 2.3%
Estee Lauder Cos. Inc., Class A Shares	49,360	3,393,006
Total Consumer Staples		10,248,845
Energy — 8.1%
Energy Equipment & Services — 5.3%
National-Oilwell Varco Inc.	35,230	2,642,603
Schlumberger Ltd.	31,130	2,726,054
Tetra Technology Inc.	79,010	2,331,585	*
Total Energy Equipment & Services		7,700,242
Oil, Gas & Consumable Fuels — 2.8%
Apache Corp.	34,170	2,742,484
Hess Corp.	16,920	1,277,291
Total Oil, Gas & Consumable Fuels		4,019,775
Total Energy		11,720,017

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	13

Schedule of investments (cont’d)

January 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Financials — 11.3%
Capital Markets — 2.1%
State Street Corp.	45,665	$3,057,272
Commercial Banks — 4.9%
U.S. Bancorp	83,200	3,305,536
Wells Fargo & Co.	83,140	3,769,567
Total Commercial Banks		7,075,103
Consumer Finance — 2.1%
American Express Co.	35,900	3,052,218
Insurance — 2.2%
Arch Capital Group Ltd.	59,870	3,221,605	*
Total Financials		16,406,198
Health Care — 10.0%
Biotechnology — 1.0%
Gilead Sciences Inc.	18,640	1,503,316	*
Health Care Equipment & Supplies — 1.5%
Covidien PLC	31,600	2,156,384
Health Care Providers & Services — 3.5%
Express Scripts Holding Co.	32,200	2,405,018 *
UnitedHealth Group Inc.	36,190	2,615,814
Total Health Care Providers & Services		5,020,832
Health Care Technology — 1.8%
Cerner Corp.	46,380	2,638,558	*
Pharmaceuticals — 2.2%
Allergan Inc.	17,210	1,972,266
Novo-Nordisk A/S, ADR	32,400	1,285,308
Total Pharmaceuticals		3,257,574
Total Health Care		14,576,664
Industrials — 6.8%
Construction & Engineering — 1.6%
Quanta Services Inc.	72,900	2,272,293	*
Machinery — 3.5%
Danaher Corp.	38,750	2,882,613
Illinois Tool Works Inc.	27,060	2,134,222
Total Machinery		5,016,835
Road & Rail — 1.7%
Union Pacific Corp.	14,530	2,531,707
Total Industrials		9,820,835

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security			Shares	Value
Information Technology — 13.4%
Communications Equipment — 2.9%
Cisco Systems Inc.			72,160	$1,581,026
QUALCOMM Inc.			36,050	2,675,631
Total Communications Equipment				4,256,657
Computers & Peripherals — 3.3%
Apple Inc.			5,120	2,563,072
NetApp Inc.			50,945	2,157,011
Total Computers & Peripherals				4,720,083
Internet Software & Services — 3.6%
eBay Inc.			40,200	2,138,640 *
Google Inc., Class A Shares			2,590	3,058,712 *
Total Internet Software & Services				5,197,352
IT Services — 1.6%
Accenture PLC, Class A Shares			29,350	2,344,478
Software — 2.0%
SAP AG, ADR			13,640	1,042,369
VMware Inc., Class A Shares			21,380	1,927,193 *
Total Software				2,969,562
Total Information Technology				19,488,132
Materials — 2.2%
Chemicals — 2.2%
Air Products & Chemicals Inc.			19,254	2,024,366
Potash Corp. of Saskatchewan Inc.			35,695	1,117,967
Total Materials				3,142,333
Telecommunication Services — 1.6%
Wireless Telecommunication Services — 1.6%
Crown Castle International Corp.			32,750	2,323,940	*
Utilities — 1.6%
Water Utilities — 1.6%
American Water Works Co. Inc.			54,830	2,334,113
Total Common Stocks (Cost — $64,335,939)				102,233,447

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.5%
Nelnet Student Loan Trust, 2008-2 A4 (Cost — $694,613)	1.946%	6/26/34	$665,000	692,559	(a)
Collateralized Mortgage Obligations — 2.6%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.171%	11/10/42	304,118	308,404	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	5.800%	12/10/49	341,779	356,004	(a)

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	15

Schedule of investments (cont’d)

January 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	$12,734	$13,138
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	379,166	399,342
Federal Home Loan Mortgage Corp. (FHLMC), 4003 WV	3.500%	4/15/22	404,891	423,311
Federal Home Loan Mortgage Corp. (FHLMC), 4030 JA	3.500%	12/15/41	861,087	860,964
Federal National Mortgage Association (FNMA), 2011-053 CY	4.000%	6/25/41	193,421	204,612
Federal National Mortgage Association (FNMA), 2011-111 VA	4.000%	1/25/23	353,417	358,998
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	221,359	227,722
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	324,996	335,932
Government National Mortgage Association (GNMA), 2010-43 QD, PAC	3.000%	11/20/37	212,826	218,796
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	154,087	160,001
Total Collateralized Mortgage Obligations (Cost — $3,919,364)				3,867,224
Corporate Bonds & Notes — 14.9%
Consumer Discretionary — 0.6%
Media — 0.6%
Comcast Corp., Senior Notes	5.650%	6/15/35	600,000	662,601
Thomson Reuters Corp., Senior Notes	1.300%	2/23/17	100,000	99,895
Viacom Inc., Senior Notes	2.500%	9/1/18	150,000	153,315
Total Consumer Discretionary				915,811
Consumer Staples — 0.5%
Beverages — 0.5%
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	745,230
Energy — 0.8%
Energy Equipment & Services — 0.1%
FMC Technologies Inc., Senior Notes	2.000%	10/1/17	125,000	125,459
Oil, Gas & Consumable Fuels — 0.7%
ONEOK Partners LP, Senior Notes	2.000%	10/1/17	150,000	149,811
Petrobras International Finance Co., Senior Notes	3.500%	2/6/17	675,000	683,207
Statoil ASA, Senior Notes	3.125%	8/17/17	190,000	202,172
Total Oil, Gas & Consumable Fuels				1,035,190
Total Energy				1,160,649
Financials — 8.2%
Capital Markets — 1.2%
BlackRock Inc., Senior Notes	3.500%	12/10/14	415,000	426,067
BlackRock Inc., Senior Notes	4.250%	5/24/21	400,000	435,824
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	425,000	445,755
Goldman Sachs Group Inc., Senior Notes	1.341%	11/15/18	450,000	451,563	(a)
Total Capital Markets				1,759,209

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — 3.0%
Bank of Montreal, Senior Notes	1.400%	9/11/17	$225,000	$224,172
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	250,000	256,848
Bank of Nova Scotia, Senior Notes	2.050%	10/30/18	350,000	351,072
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	435,000	478,808
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Notes	4.500%	1/11/21	1,000,000	1,087,615
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	2.125%	10/13/15	450,000	462,322
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	555,000	585,807
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	380,000	418,859
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	468,455
Total Commercial Banks				4,333,958
Consumer Finance — 0.3%
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	412,224
Diversified Financial Services — 2.6%
Bank of America Corp., Senior Notes	5.625%	10/14/16	1,000,000	1,113,603
Bank of America Corp., Senior Notes	1.350%	11/21/16	600,000	600,905
IntercontinentalExchange Group Inc., Senior Notes	2.500%	10/15/18	125,000	127,438
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	550,000	577,627
JPMorgan Chase & Co., Senior Notes	6.000%	1/15/18	200,000	230,675
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	540,000	751,345
NYSE Euronext, Senior Notes	2.000%	10/5/17	400,000	406,456
Total Diversified Financial Services				3,808,049
Real Estate Investment Trusts (REITs) — 1.1%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	125,000	130,330
HCP Inc., Senior Notes	2.625%	2/1/20	750,000	726,200
Health Care REIT Inc., Senior Notes	3.625%	3/15/16	400,000	421,579
Simon Property Group LP, Senior Notes	4.200%	2/1/15	100,000	102,670
Simon Property Group LP, Senior Notes	4.125%	12/1/21	250,000	264,737
Total Real Estate Investment Trusts (REITs)				1,645,516
Total Financials				11,958,956
Health Care — 1.5%
Biotechnology — 0.3%
Gilead Sciences Inc., Senior Notes	3.050%	12/1/16	375,000	396,358
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	3.000%	3/15/15	175,000	180,347
Stryker Corp., Senior Notes	3.000%	1/15/15	180,000	184,606
Total Health Care Equipment & Supplies				364,953

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	17

Schedule of investments (cont’d)

January 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	1.400%	10/15/17	$125,000	$125,110
Pharmaceuticals — 0.9%
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	355,000	372,680
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	470,000	470,237
Wyeth, Notes	5.500%	2/15/16	425,000	467,049
Total Pharmaceuticals				1,309,966
Total Health Care				2,196,387
Industrials — 0.7%
Machinery — 0.1%
Flowserve Corp., Senior Notes	4.000%	11/15/23	150,000	151,767
Road & Rail — 0.6%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	834,792
Total Industrials				986,559
Information Technology — 1.6%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	1.550%	5/30/14	400,000	401,268
Internet Software & Services — 0.2%
eBay Inc., Senior Notes	1.625%	10/15/15	340,000	346,708
Semiconductors & Semiconductor Equipment — 0.6%
Altera Corp., Senior Notes	2.500%	11/15/18	200,000	202,143
Intel Corp., Senior Notes	1.350%	12/15/17	350,000	349,536
Texas Instruments Inc., Senior Notes	1.650%	8/3/19	400,000	390,671
Total Semiconductors & Semiconductor Equipment				942,350
Software — 0.5%
Microsoft Corp., Senior Notes	2.950%	6/1/14	205,000	206,791
Microsoft Corp., Senior Notes	1.625%	9/25/15	450,000	459,482
Total Software				666,273
Total Information Technology				2,356,599
Materials — 0.5%
Chemicals — 0.5%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	675,422
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
Verizon Communications Inc., Senior Notes	1.993%	9/14/18	175,000	183,321	(a)
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	400,000	474,220
Total Telecommunication Services				657,541
Total Corporate Bonds & Notes (Cost — $20,496,838)				21,653,154

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 2.1%
FHLMC — 1.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/1/32	$298,300	$309,843
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	144,221	159,335
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/19-7/1/35	655,882	706,936
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/21	183,383	196,418
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/22-2/1/36	398,378	444,307
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/37	142,304	158,872
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	2/1/37	137,873	151,037
Total FHLMC				2,126,748
FNMA — 0.3%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	44	50
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	72,406	77,974
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	26,001	28,637
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	240,852	266,850
Total FNMA				373,511
GNMA — 0.3%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	405,823	449,368
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	49,191	54,920
Total GNMA				504,288
Total Mortgage-Backed Securities (Cost — $2,747,552)				3,004,547
Municipal Bonds — 0.3%
Pennsylvania — 0.3%
County of Montgomery, PA, GO, Build America Bonds (Cost — $405,189)	5.400%	10/1/30	400,000	425,816
U.S. Government & Agency Obligations — 6.6%
U.S. Government Agencies — 2.8%
Federal Farm Credit Bank (FFCB), Bonds	2.070%	9/27/21	500,000	478,257
Federal Home Loan Bank (FHLB), Bonds	2.500%	7/5/22	500,000	479,336
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.000%	8/25/16	400,000	414,226
Federal Home Loan Mortgage Corp. (FHLMC), Notes	3.750%	3/27/19	375,000	412,563
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	245,000	235,819
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	1,700,000	1,663,186
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	410,008
Total U.S. Government Agencies				4,093,395
U.S. Government Obligations — 3.8%
U.S. Treasury Bonds	3.500%	2/15/39	718,000	713,345
U.S. Treasury Bonds	4.375%	11/15/39	204,000	233,357
U.S. Treasury Notes	1.250%	3/15/14	800,000	801,031

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	19

Schedule of investments (cont’d)

January 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.250%	11/30/17	$984,000	$1,027,242
U.S. Treasury Notes	2.625%	8/15/20	2,629,000	2,729,948
Total U.S. Government Obligations				5,504,923
Total U.S. Government & Agency Obligations (Cost — $9,409,506)				9,598,318
Total Investments before Short-Term Investments (Cost — $102,009,001)				141,475,065
Short-Term Investments — 2.4%
Repurchase Agreements — 2.4%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 1/31/14 with RBS Securities Inc.; Proceeds at maturity — $3,473,006; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 4/15/14 to 2/15/40; Market value — $3,542,469) (Cost — $3,473,000)	0.020%	2/3/14	3,473,000	3,473,000
Total Investments — 99.9% (Cost — $105,482,001#)				144,948,065
Other Assets in Excess of Liabilities — 0.1%				96,140
Total Net Assets — 100.0%				$145,044,205

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $105,747,833.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PAC	— Planned Amortization Class
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

20	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Statement of assets and liabilities

January 31, 2014

Assets:
Investments, at value (Cost — $105,482,001)	$144,948,065
Cash	731
Interest and dividends receivable	444,825
Receivable for Fund shares sold	33,740
Prepaid expenses	27,164
Total Assets	145,454,525

Liabilities:
Payable for Fund shares repurchased	133,413
Investment management fee payable	79,743
Service and/or distribution fees payable	42,531
Trustees’ fees payable	9,191
Accrued expenses	145,442
Total Liabilities	410,320
Total Net Assets	$145,044,205

Net Assets:
Par value (Note 7)	$76
Paid-in capital in excess of par value	103,678,938
Undistributed net investment income	91,534
Accumulated net realized gain on investments	1,807,593
Net unrealized appreciation on investments	39,466,064
Total Net Assets	$145,044,205

Shares Outstanding:
Class A	6,359,159
Class B	338,080
Class C	626,056
Class I	239,580

Net Asset Value:
Class A (and redemption price)	$19.17
Class B*	$19.03
Class C*	$19.36
Class I (and redemption price)	$19.15
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.34

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	21

Statement of operations

For the Year Ended January 31, 2014

Investment Income:
Dividends	$1,420,147
Interest	1,289,603
Less: Foreign taxes withheld	(10,928)
Total Investment Income	2,698,822

Expenses:
Investment management fee (Note 2)	945,126
Service and/or distribution fees (Notes 2 and 5)	497,659
Transfer agent fees (Note 5)	360,670
Registration fees	56,802
Legal fees	50,594
Shareholder reports	27,840
Audit and tax	27,219
Fund accounting fees	14,324
Trustees’ fees	12,524
Insurance	3,869
Custody fees	1,340
Miscellaneous expenses	7,288
Total Expenses	2,005,255
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,197)
Net Expenses	2,003,058
Net Investment Income	695,764

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	12,199,395
Change in Net Unrealized Appreciation (Depreciation) from Investments	3,807,563
Net Gain on Investments	16,006,958
Increase in Net Assets from Operations	$16,702,722

See Notes to Financial Statements.

22	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended January 31,	2014	2013

Operations:
Net investment income	$695,764	$935,896
Net realized gain	12,199,395	8,276,124
Change in net unrealized appreciation (depreciation)	3,807,563	3,408,602
Increase in Net Assets From Operations	16,702,722	12,620,622

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(811,245)	(1,122,045)
Net realized gains	(10,826,451)	—
Decrease in Net Assets From Distributions to Shareholders	(11,637,696)	(1,122,045)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	13,000,370	8,601,171
Reinvestment of distributions	11,191,117	1,078,594
Cost of shares repurchased	(26,849,363)	(25,053,749)
Decrease in Net Assets From Fund Share Transactions	(2,657,876)	(15,373,984)
Increase (Decrease) in Net Assets	2,407,150	(3,875,407)

Net Assets:
Beginning of year	142,637,055	146,512,462
End of year*	$145,044,205	$142,637,055
* Includes undistributed net investment income of:	$91,534	$50,179

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.54	$17.12	$16.98	$14.92	$11.90

Income from operations:
Net investment income	0.11	0.14	0.14	0.15	0.17
Net realized and unrealized gain	2.15	1.44	0.15	2.08	3.03
Proceeds from settlement of a regulatory matter	—	—	—	0.04	—
Total income from operations	2.26	1.58	0.29	2.27	3.20

Less distributions from:
Net investment income	(0.12)	(0.16)	(0.15)	(0.21)	(0.18)
Net realized gains	(1.51)	—	—	—	—
Total distributions	(1.63)	(0.16)	(0.15)	(0.21)	(0.18)

Net asset value, end of year	$19.17	$18.54	$17.12	$16.98	$14.92
Total return[2]	12.31%	9.25%	1.75%[3]	15.33%[4]	27.08%

Net assets, end of year (000s)	$121,901	$121,927	$124,660	$137,999	$131,913

Ratios to average net assets:
Gross expenses	1.27%	1.30%	1.30%	1.30%	1.29%
Net expenses[5]	1.27	1.30	1.30	1.30	1.29
Net investment income	0.59	0.76	0.83	0.94	1.28

Portfolio turnover rate	22%	26%	29%	30%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.69% for the year ended January 31, 2012.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06%. Class A received $352,680 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.51	$17.13	$17.01	$14.97	$11.95

Income (loss) from operations:
Net investment income (loss)	(0.10)	(0.06)	(0.04)	(0.00) [2]	0.02
Net realized and unrealized gain	2.13	1.44	0.16	2.06	3.04
Proceeds from settlement of a regulatory matter	—	—	—	0.19	—
Total income from operations	2.03	1.38	0.12	2.25	3.06

Less distributions from:
Net investment income	—	—	(0.00) [2]	(0.21)	(0.04)
Net realized gains	(1.51)	—	—	—	—
Total distributions	(1.51)	—	(0.00) [2]	(0.21)	(0.04)

Net asset value, end of year	$19.03	$18.51	$17.13	$17.01	$14.97
Total return[3]	11.03%	8.06%	0.72%[4]	15.26%[5]	25.67%

Net assets, end of year (000s)	$6,433	$8,433	$10,855	$15,666	$18,884

Ratios to average net assets:
Gross expenses	2.39%	2.41%	2.35%	2.28%	2.46%
Net expenses[6]	2.39	2.41	2.35	2.28	2.46
Net investment income (loss)	(0.53)	(0.34)	(0.23)	(0.03)	0.12

Portfolio turnover rate	22%	26%	29%	30%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.60% for the year ended January 31, 2012.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98%. Class B received $214,328 related to this distribution.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.73	$17.30	$17.15	$15.07	$12.02

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.02	0.03	0.04	0.10
Net realized and unrealized gain	2.16	1.45	0.16	2.10	3.06
Proceeds from settlement of a regulatory matter	—	—	—	0.07	—
Total income from operations	2.14	1.47	0.19	2.21	3.16

Less distributions from:
Net investment income	(0.00) [2]	(0.04)	(0.04)	(0.13)	(0.11)
Net realized gains	(1.51)	—	—	—	—
Total distributions	(1.51)	(0.04)	(0.04)	(0.13)	(0.11)

Net asset value, end of year	$19.36	$18.73	$17.30	$17.15	$15.07
Total return[3]	11.51%	8.50%	1.09%[4]	14.75%[5]	26.40%

Net assets, end of year (000s)	$12,122	$10,635	$10,003	$11,511	$10,078

Ratios to average net assets:
Gross expenses	1.98%	1.98%	1.96%	2.01%	1.80%
Net expenses[6]	1.98	1.98	1.96	2.01	1.80
Net investment income (loss)	(0.12)	0.09	0.17	0.23	0.77

Portfolio turnover rate	22%	26%	29%	30%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.04% for the year ended January 31, 2012.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28%. Class C received $47,518 related to this distribution.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.54	$17.12	$16.99	$14.92	$11.90

Income from operations:
Net investment income	0.17	0.19	0.19	0.20	0.24
Net realized and unrealized gain	2.14	1.44	0.14	2.09	3.02
Total income from operations	2.31	1.63	0.33	2.29	3.26

Less distributions from:
Net investment income	(0.19)	(0.21)	(0.20)	(0.22)	(0.24)
Net realized gains	(1.51)	—	—	—	—
Total distributions	(1.70)	(0.21)	(0.20)	(0.22)	(0.24)

Net asset value, end of year	$19.15	$18.54	$17.12	$16.99	$14.92
Total return[2]	12.61%	9.60%	1.99%[3]	15.51%	27.67%

Net assets, end of year (000s)	$4,588	$1,642	$994	$1,141	$46

Ratios to average net assets:
Gross expenses	1.07%	1.05%	1.16%	1.08%	0.81%
Net expenses[4]	1.00 [5,6]	1.00 [5,6]	1.00 [5,6]	0.95 [5,6]	0.81 [5]
Net investment income	0.85	1.07	1.12	1.25	1.71

Portfolio turnover rate	22%	26%	29%	30%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.93% for the year ended January 31, 2012.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

28	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$102,233,447	—	—	$102,233,447
Asset-backed securities	—	$692,559	—	692,559
Collateralized mortgage obligations	—	3,867,224	—	3,867,224
Corporate bonds & notes	—	21,653,154	—	21,653,154
Mortgage-backed securities	—	3,004,547	—	3,004,547
Municipal bonds	—	425,816	—	425,816
U.S. government & agency obligations	—	9,598,318	—	9,598,318
Total long-term investments	$102,233,447	$39,241,618	—	$141,475,065
Short-term investments†	—	3,473,000	—	3,473,000
Total investments	$102,233,447	$42,714,618	—	$144,948,065

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

30	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$156,836	$(156,836)

(a)

Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. Effective February 2013, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the

32	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

management of cash and short-term instruments, which, effective February 2013, is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended January 31, 2014, fees waived and/or expenses reimbursed amounted to $2,197.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2014, LMIS and its affiliates retained sales charges of $21,330 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class B	Class C
CDSCs	$3,373	$2,308

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of January 31, 2014, the Fund had accrued $9,068 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$23,241,137	$8,041,699
Sales	39,045,505	6,437,863

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,784,699
Gross unrealized depreciation	(584,467)
Net unrealized appreciation	$39,200,232

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$308,213	$285,262
Class B	74,419	44,650
Class C	115,027	21,959
Class I	—	8,799
Total	$497,659	$360,670

34	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

For the year ended January 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$2,197
Total	$2,197

6. Distributions to shareholders by class

	Year Ended January 31, 2014	Year Ended January 31, 2013
Net Investment Income:
Class A	$778,337	$1,082,597
Class B	—	—
Class C	2,052	22,581
Class I	30,856	16,867
Total	$811,245	$1,122,045

Net Realized Gains:
Class A	$9,125,245	—
Class B	516,768	—
Class C	876,127	—
Class I	308,311	—
Total	$10,826,451	—

7. Shares of beneficial interest

At January 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2014		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	369,191	$7,196,534	366,069	$6,535,786
Shares issued on reinvestment	505,789	9,676,106	58,887	1,049,370
Shares repurchased	(1,091,557)	(21,312,920)	(1,130,714)	(20,151,701)
Net decrease	(216,577)	$(4,440,280)	(705,758)	$(12,566,545)

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended January 31, 2014		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class B
Shares sold	1,366	$26,999	2,594	$45,473
Shares issued on reinvestment	27,048	513,119	—	—
Shares repurchased	(146,041)	(2,828,311)	(180,727)	(3,209,262)
Net decrease	(117,627)	$(2,288,193)	(178,133)	$(3,163,789)

Class C
Shares sold	117,027	$2,306,452	69,830	$1,256,717
Shares issued on reinvestment	38,259	738,092	1,033	18,630
Shares repurchased	(96,947)	(1,913,663)	(81,448)	(1,459,545)
Net increase (decrease)	58,339	$1,130,881	(10,585)	$(184,198)

Class I
Shares sold	178,071	$3,470,385	42,848	$763,195
Shares issued on reinvestment	13,806	263,800	594	10,594
Shares repurchased	(40,868)	(794,469)	(12,948)	(233,241)
Net increase	151,009	$2,939,716	30,494	$540,548

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended January 31, were as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$1,071,778	$1,122,045
Net long-term capital gains	10,565,918	—
Total Taxable Distributions	$11,637,696	$1,122,045

As of January 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$538,567
Undistributed long-term capital gains — net	1,672,694
Total undistributed earnings	$2,211,261
Other book/tax temporary differences(a)	(46,302)
Unrealized appreciation (depreciation)(b)	39,200,232
Total accumulated earnings (losses) — net	$41,365,191

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

36	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Investment Counsel Social Awareness Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of January 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Social Awareness Fund as of January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 18, 2014

38	Legg Mason Investment Counsel Social Awareness Fund 2014 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Investment Counsel, LLC (“LMIC”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMIC, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

Legg Mason Investment Counsel Social Awareness Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMIC’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed below the median performance of the funds in the Performance Universe for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio

40	Legg Mason Investment Counsel Social Awareness Fund

management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMIC were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and LMIC charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 14 retail front-end load mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target allocation growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the funds in the Expense Group, but higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios

Legg Mason Investment Counsel Social Awareness Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

42	Legg Mason Investment Counsel Social Awareness Fund

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Investment Counsel Social Awareness Fund	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

44	Legg Mason Investment Counsel Social Awareness Fund

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason Investment Counsel Social Awareness Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

46	Legg Mason Investment Counsel Social Awareness Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Investment Counsel Social Awareness Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

48	Legg Mason Investment Counsel Social Awareness Fund

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Investment Counsel Social Awareness Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2014:

Record date:	3/27/2013	6/25/2013	9/27/2013	12/10/2013	12/26/2013
Payable date:	3/28/2013	6/26/2013	9/30/2013	12/11/2013	12/27/2013
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	—	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%	100.00%	—	100.00%
Interest from Federal Obligations	5.00%	5.00%	5.00%	—	5.00%
Long-term capital gain dividend	—	—	—	$1.360620	—

The following distribution represent qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record date:	12/10/2013
Payable date:	12/11/2013
Short-term capital gains per share	$0.036390

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

50	Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Investment Counsel

Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0912 3/14 SR14-2155

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2013 and January 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $332,200 in January 31, 2013 and $342,471 in January 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in January 31, 2013 and $0 in January 31, 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,800 in January 31, 2013 and $58,600 in January 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for January 31, 2013 and January 31, 2014; Tax Fees were 100% and 100% for January 31, 2013 and January 31, 2014; and Other Fees were 100% and 100% for January 31, 2013 and January 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014